                                                                     EXHIBIT 99.1
URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION October 31, 2019

URSTADT BIDDLE PROPERTIES INC 321 RAILROAD AVENUE GREENWICH, CT 06830 203‐863‐8200

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION October 31, 2019

TABLE OF CONTENTS
1.	PROPERTY PORTFOLIO
2.	INVESTMENT PROPERTY SAME PROPERTY OPERATING INCOME – THREE AND TWELVE MONTHS ENDED October 31, 2019 AND 2018
3.	NEW AND RENEWAL LEASING STATISTICS – ROLLING FOUR QUARTERS ENDED October 31, 2019

URSTADT BIDDLE PROPERTIES INC. PROPERTY PORTFOLIO - DETAIL October 31, 2019

														Property Demographics ₁
														3-Mile Radius
					Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total Population	Number of Households	Average Household Income	Median Household Income
Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Connecticut
Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	72,000	302,111	374,111	100.00%	96.74%	97.37%	$30.46	$30.37	$30.39	141,844	55,761	150,035	106,806
Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	100.00%	100.00%	$16.93	$20.78	$18.46	86,188	35,103	87,634	70,304
New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,216	235,244	100.00%	91.41%	97.87%	$6.52	$15.01	$8.49	14,557	6,151	109,231	84,777
Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	98.43%	98.81%	$24.90	$15.65	$17.95	62,983	23,154	90,816	72,679
Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,674	95,757	100.00%	100.00%	100.00%	$33.99	$38.41	$36.47	68,123	25,445	195,807	127,060
Stamford	High Ridge Center	Trader Joe's Supermarket/DSW Shoe Warehouse	13%	2017	37,211	49,964	87,175	100.00%	97.40%	98.51%	$32.52	$59.66	$47.90	54,638	20,718	209,748	151,078
New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	74.90%	92.02%	$7.95	$19.24	$10.87	17,080	7,110	103,760	82,798
Orange	Orange Meadows	Trader Joe's Supermarket	100%	2003	11,553	66,464	78,017	100.00%	89.44%	91.00%	$22.03	$18.46	$19.04	51,889	21,534	110,118	92,442
Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	86.13%	91.89%	$24.04	$50.51	$38.54	135,092	53,041	146,350	103,754
New Milford	Fairfield Plaza	Staples	100%	2011	45,645	26,342	71,987	44.67%	76.36%	56.26%	$14.00	$14.83	$14.41	15,055	6,350	109,673	85,261
Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.00%	$22.28	$23.77	$22.98	75,472	27,670	139,372	98,163
Ridgefield	Ridgefield	N/A	100%	1998	-	61,870	61,870	0.00%	91.61%	91.61%	$-	$25.48	$25.48	21,367	8,010	240,260	161,072
Greenwich Offices	Various	Various	100%	Various	-	57,746	57,746	0.00%	97.13%	97.13%	$-	$32.64	$32.64	71,502	26,826	202,331	128,331
Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,018	47,647	100.00%	95.11%	96.71%	$63.85	$40.60	$48.49	65,349	24,506	231,151	143,730
Westport	Greens Farm	N/A	100%	2003	-	39,654	39,654	0.00%	38.39%	38.39%	$-	$34.59	$34.59	32,646	12,221	291,970	176,113
Greenwich	Kings Shopping Center	Kings Supermarket	100%	2014	18,432	20,846	39,278	100.00%	92.76%	96.16%	$27.50	$38.33	$33.04	102,757	41,202	163,205	111,227
Derby	Aldi Square	Aldi Supermarket	100%	2017	19,069	19,859	38,928	100.00%	88.67%	94.22%	$9.47	$21.22	$15.11	54,292	22,677	84,621	70,782
Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,572	32,688	100.00%	87.58%	90.67%	$29.65	$31.02	$30.64	54,899	19,970	93,489	73,702
Bethel	The Hub	Rite Aid & Nutmeg Liquors	100%	2014	21,480	9,460	30,940	100.00%	100.00%	100.00%	$21.65	$24.52	$22.53	64,897	23,850	87,496	69,035
Stamford	970 High Ridge	FedEx Office	100%	2016	6,734	20,599	27,333	100.00%	100.00%	100.00%	$42.00	$30.49	$33.33	61,116	23,905	200,165	143,703
Ridgefield	Yankee Ridge Center	N/A	100%	2018	-	22,957	22,957	0.00%	95.79%	95.79%	$-	$27.45	$27.45	21,188	7,953	240,158	161,234
Greenwich	Cos Cob Plaza	Jos. A Banks Clothing	100%	2013	4,025	10,880	14,905	100.00%	100.00%	100.00%	$41.00	$44.27	$43.39	75,863	29,029	213,902	132,169
Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.00%	$80.00	$85.61	$84.23	71,502	26,826	202,331	128,331
Greenwich	Old Greenwich - CVS	CVS	13%	2017	8,000	-	8,000	100.00%	0.00%	100.00%	$30.17	$-	$30.17	100,246	40,188	163,419	111,467
Stamford	High Ridge - Chase	Chase Bank	13%	2017	4,160	-	4,160	100.00%	0.00%	100.00%	$74.08	$-	$74.08	54,638	20,718	209,748	151,078
Unionville	Unionville Family Restaurant	Unionville Family Restaurant	100%	2013	2,530	-	2,530	100.00%	0.00%	100.00%	$21.98	$-	$21.98	27,741	11,277	168,379	125,357
					830,348	1,239,782	2,070,130	97.0%	93.2%	94.7%	$20.00	$28.51	$25.01

New York
Brewster	Lakeview Plaza	Acme Supermarket	100%	2018	45,366	131,663	177,029	100.0%	62.5%	72.1%	$9.50	$23.02	$18.21	14,843	5,519	130,806	105,158
Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	65,342	80,078	145,420	100.0%	86.0%	92.3%	$10.04	$15.12	$12.64	19,025	7,113	119,676	96,839
Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,399	137,257	100.0%	100.0%	100.0%	$20.88	$25.43	$23.28	40,079	13,506	154,388	111,476
Somers	Somers Commons	Home Goods	100%	2003	30,000	104,760	134,760	100.0%	96.5%	97.3%	$19.00	$22.43	$21.64	36,448	13,720	145,558	112,652
Yorktown3	Staples Plaza	Staples	100%	2005	15,322	105,434	120,756	100.0%	98.5%	98.7%	$18.15	$19.13	$19.00	35,057	12,538	160,304	118,229
Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,401	80,414	100.0%	95.1%	96.0%	$29.04	$30.07	$29.88	21,214	8,270	178,093	124,563
Orangeburg	Orangetown Shopping Center	CVS	44%	2012	12,410	61,868	74,278	100.0%	84.4%	87.0%	$29.98	$19.65	$21.63	41,857	13,899	178,942	120,337
Eastchester	Eastchester Mall	DeCicco & Sons Market	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$22.00	$39.57	$32.09	113,782	43,462	238,056	157,825
Yonkers	McLean Shopping Center	Acme Supermarket	53%	2014	35,000	22,989	57,989	100.0%	100.0%	100.0%	$2.20	$52.08	$21.97	559,725	210,360	75,918	56,529
Briarcliff Manor4	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	90.9%	93.6%	$36.00	$32.24	$33.43	44,727	15,159	166,128	119,401
Rye	Rye Portfolio	N/A	100%	2004	-	38,682	38,682	0.0%	100.0%	100.0%	$-	$38.55	$38.55	81,291	28,687	184,337	120,135
Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	78.9%	88.1%	$17.25	$23.41	$20.38	40,079	13,506	154,388	111,476
Katonah	Village Commons	N/A	100%	2010	2,836	25,152	27,988	0.0%	79.3%	71.3%	$-	$41.71	$41.71	14,779	4,877	239,255	152,230
Yonkers	Tanglewood Shopping Center	Autozone	100%	2018	8,300	18,675	26,975	100.0%	100.0%	100.0%	$31.08	$37.69	$35.66	136,412	52,723	190,471	132,984
Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	100.0%	100.0%	$25.03	$41.01	$33.68	70,310	25,203	215,856	137,867
Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	100.0%	100.0%	$20.00	$41.29	$32.75	319,545	120,943	92,562	67,535
Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$30.50	$38.28	$33.85	178,526	69,448	173,645	121,195
Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$52.32	$28.97	$32.83	21,692	8,413	175,912	123,495
Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$18.22	$34.56	$20.20	254,868	97,349	95,179	77,713
Carmel	Friendly's - Carmel	N/A	100%	2013	-	3,660	3,660	0.0%	0.0%	0.0%	$-	$-	$-	21,144	7,864	117,180	95,051
Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$25.65	$-	$25.65	18,543	8,137	64,377	50,492
New City	New City Pad	Putnam County Savings Bank	78%	2018	2,596	-	2,596	100.0%	0.0%	100.0%	$47.80	$-	$47.80	66,599	20,302	156,424	124,458
					410,862	878,817	1,289,679	99.3%	89.3%	92.5%	$18.05	$26.97	$23.92

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2018
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by BFRI, LLC at zero rent
Note 3 - Property is shadow anchored by a BJ's Wholesale Club
Note 4 - Property is shadow anchored by an Acme Supermarket

New Jersey
Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	96.1%	97.0%	$24.49	$24.34	$24.38	109,808	39,080	200,521	146,928
Pompton Lakes	Pompton Lakes Town Square	N/A	100%	2015	62,845	62,368	125,213	0.0%	93.2%	46.4%	$-	$22.91	$22.91	56,465	21,737	125,529	101,840
New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	100.0%	100.0%	$22.75	$32.87	$28.63	65,171	23,282	251,533	169,419
Newark	Ferry Plaza	Seabra Foods	100%	2008	63,433	44,435	107,868	100.0%	100.0%	100.0%	$14.27	$28.93	$20.31	215,114	73,980	62,397	47,096
Wayne	Valley Ridge	Whole Foods	100%	1992	40,000	64,625	104,625	100.0%	95.6%	97.3%	$16.50	$32.16	$26.01	118,957	39,968	110,130	85,858
Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	53.8%	80.4%	$9.48	$29.78	$15.22	94,557	32,795	173,651	129,160
Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	100.0%	100.0%	$16.00	$25.77	$22.65	32,720	13,257	127,823	104,719
Dumont	Washington Commons	Stop & Shop Supermarket	36%	2017	44,282	29,905	74,187	100.0%	92.6%	97.0%	$19.45	$30.40	$23.66	151,520	51,669	157,948	118,881
Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	100.0%	100.0%	$21.37	$34.12	$24.07	49,019	19,135	161,858	122,654
Bloomfield	Bloomfield Crossing	Walgreen's / Superfresh Supermarket	100%	2014	42,548	16,688	59,236	100.0%	85.3%	95.9%	$13.04	$32.97	$18.04	315,879	122,723	93,191	74,350
Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	96.0%	97.5%	$22.46	$30.99	$27.77	82,065	29,434	202,691	145,278
Passaic	Van Houton Farms	Dollar Tree/Family Dollar	100%	2017	20,816	15,703	36,519	100.0%	37.9%	73.3%	$10.50	$29.39	$14.70	287,060	99,901	95,493	76,636
Waldwick	Waldwick Plaza	United States Postal Service	100%	2017	5,567	20,954	26,521	100.0%	100.0%	100.0%	$25.00	$26.09	$25.86	78,990	27,271	226,218	158,515
Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$26.22	$-	$26.22	77,970	26,946	227,939	158,405
Bernardsville	Bernards Square Office Building	N/A	100%	2013	-	14,405	14,405	0.0%	100.0%	100.0%	$-	$25.33	$25.33	19,059	6,593	207,918	145,235
Chester	Rainbow Childcare Center	Rainbow Child Care Center	100%	2013	9,120	-	9,120	100.0%	0.0%	100.0%	$19.38	$-	$19.38	10,003	3,448	263,871	178,921
Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$42.01	$-	$42.01	551,047	213,046	90,120	63,877
Bloomfield	Friendly's - Bloomfield	Friendly's	100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$45.46	$-	$45.46	199,320	78,935	128,264	100,760
Hillsdale	Friendly's - Hillsdale	Friendly's	100%	2013	2,457	-	2,457	100.0%	0.0%	100.0%	$35.87	$-	$35.87	77,718	27,251	187,962	137,224
					539,096	565,281	1,104,377	88.3%	92.1%	90.3%	$18.09	$28.20	$23.37

New Hampshire
Newington	Newington Plaza	Savers	100%	1979	27,167	74,936	102,103	100.0%	86.5%	90.1%	$10.80	$18.87	$16.48	20,642	10,465	102,930	82,244

Total Consolidated					1,807,473	2,758,816	4,566,289	95.0%	91.5%	92.89%	$18.86	$27.72	$24.13

Unconsolidated Joint Ventures
Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	172,844	246,602	100.0%	97.8%	98.47%	$15.65	$35.90	$29.75	331,285	127,037	99,550	74,627
Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,350	198,301	100.0%	100.0%	100.00%	$6.15	$26.98	$9.34	19,838	7,504	88,939	57,963
Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	90.1%	93.29%	$7.49	$18.66	$14.81	19,316	7,165	119,969	99,074
Montvale, NJ	Chestnut Ridge	The Fresh Market	50%	2013	19,205	57,130	76,335	100.0%	85.3%	89.01%	$24.83	$30.57	$28.95	54,758	19,156	210,346	146,904
Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,194	12,557	100.0%	100.0%	100.00%	$26.90	$33.30	$30.57	19,838	7,504	88,939	57,963
Total Unconsolidated					327,135	396,054	723,189	100.0%	93.7%	96.56%	$9.98	$29.04	$20.11

Total Core Portfolio					2,134,608	3,154,870	5,289,478	95.7%	91.8%	93.40%	$17.44	$27.89	$23.57

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2018
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by BFRI, LLC at zero rent
Note 3 - Property is shadow anchored by a BJ's Wholesale Club
Note 4 - Property is shadow anchored by an Acme Supermarket

URSTADT BIDDLE PROPERTIES INC. CORE PORTFOLIO SAME PROPERTY OPERATING INCOME DISCLOSURE October 31, 2019

	Year Ended October 31,			Three Months Ended October 31,
	2019	2018	% Change	2019	2018	% Change
Same Property Operating Results:

Number of Properties (Note 3)	74			74

Revenue (Note 2)
Minimum Rent	$94,897	$93,592	1.4%	$23,889	$23,297	2.5%
Recoveries from tenants	31,317	30,768	1.8%	7,800	7,584	2.8%
Other property income (Note 4)	1,015	1,043	-2.7%	172	196	-12.0%
	127,228	125,402	1.5%	31,861	31,076	2.5%

Expenses
Property operating	13,199	14,467	-8.8%	3,253	3,330	-2.3%
Property taxes	22,406	20,950	6.9%	5,480	5,476	0.1%
Other non-recoverable operating expenses	1,775	2,164	-18.0%	459	473	-3.1%
	37,380	37,581	-0.5%	9,192	9,279	-0.9%

Same Property Net Operating Income	$89,848	$87,821	2.3%	$22,669	$21,797	4.0%

Other reconciling items:
Other non same-property net operating income	3,375	1,010		977	318
Other Interest income	489	246		221	51
Other Dividend Income	97	291		-	97
Consolidated lease termination income	221	3,795		27	5
Consolidated amortization of above and below market leases	614	1,209		166	112
Consolidated straight line rent income	914	957		242	127
Equity in net income of unconsolidated joint ventures	1,241	2,085		234	375
Taxable REIT subsidiary income/(loss)	96	(15)		(126)	(33)
Solar income/(loss)	(226)	(172)		(32)	(27)
Storage income/(loss)	937	816		244	219
Gain on sale of marketable securities	403	-		-	-
Interest expense	(14,102)	(13,678)		(3,495)	(3,500)
General and administrative expenses	(9,405)	(9,223)		(2,256)	(2,199)
Provision for tenant credit losses	(956)	(859)		(237)	(185)
Directors fees and expenses	(346)	(344)		(81)	(77)
Depreciation and amortization	(27,927)	(28,324)		(7,001)	(7,037)
Adjustment for intercompany expenses and other	(3,640)	(3,430)		(916)	(740)

Total other -net	(48,216)	(45,638)		(12,033)	(12,496)
Income from continuing operations	41,632	42,183	-1.3%	10,636	9,302	14.3%
Gain (loss) on sale of real estate	(19)	-		(428)	-
Net income	41,613	42,183	-1.4%	10,208	9,302	9.7%
Net income attributable to noncontrolling interests	(4,333)	(4,716)		(1,038)	(1,121)
Net income attributable to Urstadt Biddle Properties Inc.	37,280	37,467	-0.5%	9,170	8,181	12.1%

Same Property Operating Expense Ratio (Note 1)	88.0%	86.9%	1.2%	89.3%	86.1%	3.7%

Note 1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases

Note 2 - Excludes straight line rent, above/below market lease rent, lease termination income

Note 3 - Includes only properties owned for the entire period of both periods presented

Non-GAAP Financial Measure - Net Operating Income:
We present Same Property Net Operating Income ("Same Property NOI"), which is a non-GAAP financial measure. Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, gain/loss on sale of operating properties.

We use Same Property NOI internally as a performance measure and believe Same Property NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses Same Property NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe Same Property NOI is useful to investors as a performance measure because, when compared across periods, Same Property NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. Same Property NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Same Property NOI presented by us may not be comparable to Same Property NOI reported by other REITs that define Same Property NOI differently.

URSTADT BIDDLE PROPERTIES INC. LEASING ACTIVITY October 31, 2019

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
4th Quarter 2019	49	170,747	$22.76	$19.91	14.3%
3rd Quarter 2019	55	167,532	$21.05	$21.90	-3.9%
2nd Quarter 2019	54	165,286	$26.24	$26.42	-0.7%
1st Quarter 2019	58	169,923	$24.89	$25.49	-2.3%
Totals	216	673,488	$23.73	$23.41	1.3%

New Leases - Comparable:
4th Quarter 2019	10	38,982	$23.31	$15.13	54.1%
3rd Quarter 2019	19	77,336	$17.33	$17.77	-2.5%
2nd Quarter 2019	21	37,856	$24.83	$28.17	-11.8%
1st Quarter 2019	13	24,870	$28.67	$33.09	-13.3%
Totals	63	179,044	$21.79	$21.52	1.3%

Renewals - Comparable:
4th Quarter 2019	39	131,765	$22.60	$21.33	5.9%
3rd Quarter 2019	36	90,196	$24.25	$25.44	-4.7%
2nd Quarter 2019	33	127,430	$26.66	$25.90	2.9%
1st Quarter 2019	45	145,053	$24.24	$24.19	0.2%
Totals	153	494,444	$24.43	$24.10	1.4%

(a) New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b) Includes new grocery store lease signed at our Eastchester Mall Property with DiCicco & Sons at a 120% increase from the prior grocery store tenant Acme, whose lease ended on 10/31/19.